SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2023

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 25, 2023, Charter Communications, Inc. (the “Company”) announced that Thomas M. Rutledge will retire as Executive Chairman of the Board of Directors of the Company (the “Board”) effective November 30, 2023, as contemplated by his amended and restated employment agreement, but will continue to serve as a director emeritus. Mr. Rutledge’s previously announced retirement as Executive Chairman was not the result of any dispute or disagreement with the Company on any matter relating to the operations, policies or practices of the Company. As a director emeritus, Mr. Rutledge will receive notice of and attend Board meetings, but will not have a vote on matters presented. As a director emeritus, Mr. Rutledge will receive annual compensation under the Company’s compensation program for non-employee directors to the same extent as a non-employee director.

In connection with Mr. Rutledge’s appointment as a director emeritus on October 24, 2023, the Board approved a restricted stock grant to Mr. Rutledge to be made on November 30, 2023 with a value of $80,000, which was calculated by prorating the amount of the annual restricted stock grant made to each of the Company’s non-employee directors under the Company’s compensation program for non-employee directors. The Board also approved a restricted stock grant of the annual non-employee director retainer to Mr. Rutledge with a value of $48,000, which was calculated by prorating the amount of the annual retainer paid to each of the Company’s non-employee directors under the Company’s compensation program for non-employee directors, which Mr. Rutledge may elect to receive in cash or equity in lieu of cash. If Mr. Rutledge elects to receive the annual non-employee director retainer in equity, this restricted stock grant will be made on November 30, 2023. The Company’s compensation program for non-employee directors is more fully described in the proxy statement for the Company’s 2023 Annual of Stockholders filed by the Company with the Securities and Exchange Commission on March 16, 2023.

In conjunction with Mr. Rutledge’s retirement from the Board, on October 24, 2023 the Board appointed Christopher L. Winfrey to the Board effective November 30, 2023 to fill the vacancy resulting from Mr. Rutledge’s resignation. On October 24, 2023, the Board also appointed Eric L. Zinterhofer as Non-Executive Chairman of the Board effective November 30, 2023 upon the retirement of Mr. Rutledge as Executive Chairman.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 25, 2023, the Company issued a press release announcing Mr. Rutledge’s retirement and Mr. Winfrey and Mr. Zinterhofer’s respective appointments. The press release is attached hereto as Exhibit 99.1.

The information furnished in this Current Report on Form 8-K under Item 7.01 and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press Release dated October 25, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: October 25, 2023		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: October 25, 2023		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: October 25, 2023		Executive Vice President, Chief Accounting Officer and Controller